UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 20, 2024

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 20, 2024, The Real Good Food Company, Inc. (the “Company”) received a notification from The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Company’s failure to timely file its Form 10-Q with the Securities and Exchange Commission (the “SEC”), for the period ended September 30, 2024, serves as an additional basis for the delisting of the Company’s securities from Nasdaq, per Nasdaq Listing Rule 5250(c)(1). The Company previously presented its plan to file all delinquent periodic reports with the SEC, including the Form 10-Q for the period ended September 30, 2024, and requested an extension to do so at a hearing before the Nasdaq Hearings Panel (the “Panel”). The Panel has not yet issued its decision following the hearing.

By way of background, as disclosed in the Company’s current report on Form 8-K filed with the SEC on October 24, 2024, the Company requested a hearing before the Panel. The hearing was subsequently granted by the Panel and took place in November. At the hearing, the Company presented its plan of compliance for all applicable continued listing requirements for which the Company is currently out of compliance with.

Despite the efforts described above, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing or that the Panel will grant the Company a further extension.

On November 25, 2024, the Company issued a press release disclosing the receipt of Nasdaq’s notification. The press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 3.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 25, 2024.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: November 25, 2024	By:	/s/ Jim Behling
Jim Behling
Chief Financial Officer